Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
May 31, 2007
Table of Contents

REVIEW OF FINANCIAL TRENDS	2
CONSOLIDATED SELECTED AVERAGE BALANCES	4
CREDIT QUALITY STATISTICS	5
CAPITALIZATION	6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	6
RETAIL BANKING PERFORMANCE MEASURES	7
ASSET MANAGEMENT PERFORMANCE MEASURES	8
NATIONAL CITY MORTGAGE STATISTICS	8
NATIONAL HOME EQUITY STATISTICS	8
RUN-OFF LOAN PORTFOLIO STATISTICS	9

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
Net interest margin was approximately 3.63% for the first two months of the quarter, consistent with expectations for the second quarter as a whole. The narrower margin relative to the first quarter is mainly due to lower levels of free funds as the result of share repurchases. Loan growth in the core portfolios continues to be offset by declines in the nonconforming mortgage and national home equity run-off portfolios, such that overall earning assets are flat. As a result, net interest income is expected to decline slightly in the second quarter relative to the first quarter.
Noninterest Income and Expense
There were no significant unusual or nonrecurring income or expense items in the months of April and May, and at this time none are anticipated for June.
Volumes at National City Mortgage have been strong; however, gain-on-sale margins have been under pressure due to market conditions and higher provisions for recourse. Through the first two months of the quarter, gain-on-sale margins averaged .43%, versus .75% for the first quarter as a whole. Gain-on-sale margins at National Home Equity have been stable in the 3% area. Mortgage servicing right (MSR) net hedging costs were approximately $29 million pre-tax for the April-May period.

Credit Quality
Credit trends in the core commercial and consumer portfolios continue to be stable.
In the run-off portfolio of First Franklin nonconforming mortgages, delinquency trends and losses have been relatively stable and remain consistent with the expectations underlying the year-end loan loss reserve. As previously disclosed, a sub-portfolio of First Franklin second mortgages, totaling $1.9 billion at May 31, is covered under lender paid mortgage insurance written by two different carriers, and these policies are in turn subject to 50% reinsurance by a National City subsidiary. While one of the insurers has been and continues to pay submitted claims promptly, the other had been rejecting a meaningful number of claims filed for reasons that National City believed were inappropriate under the insurance contract. Following the payment in May of a number of previously disputed claims, as well as recent discussions with this carrier, there is reason to expect a more favorable and predictable claims review and payment process going forward.
Capital
Share repurchases through the first two months of the quarter totaled 29.8 million shares. Year to date, approximately $3.7 billion of excess capital has been returned to shareholders through stock repurchases and dividends, bringing the Corporation inside of its target ranges for the Tier 1 capital (6.5% to 7.5%) and tangible equity (5.0% to 6.0%) ratios. There has been no repurchase activity in June, and none is planned. Subject to maintenance of capital targets, as well as restrictions arising from the pending acquisition of MAF Bancorp, further share repurchases are likely in the second half, albeit at a significantly lower pace than in the first half.
Other
The pending acquisition of MAF Bancorp, the holding company for MidAmerica Bank, which operates 82 branches throughout the Chicago and Milwaukee metropolitan areas, is proceeding on schedule. Subject to shareholder and regulatory approvals, closing is expected to occur in the fourth quarter.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

ASSETS
Available for sale securities, at cost	$7,112	$7,191	$7,434	$7,762	$7,923	$7,709	$7,854	$7,856	$7,897	$7,915	$7,810	$7,854	$7,889

Portfolio loans:
Commercial	$32,253	$31,695	$31,126	$30,847	$30,968	$30,617	$29,918	$29,775	$29,594	$29,514	$29,530	$29,045	$28,656
Commercial construction	4,874	4,827	4,811	4,733	4,623	4,282	3,994	3,896	3,798	3,739	3,636	3,585	3,520
Commercial real estate	12,939	12,867	12,890	13,021	13,022	12,376	11,861	11,954	11,992	12,015	12,172	12,197	12,119
Residential real estate:
Bank portfolio and other	13,262	13,193	13,016	12,819	12,401	10,652	8,993	9,086	8,479	8,291	8,125	8,143	7,939
First Franklin(1)	7,725	7,968	8,379	6,802	7,222	7,685	8,046	8,117	9,672	15,627	16,290	16,934	17,571
Home equity installment	6,389	6,350	6,349	6,368	6,397	6,408	6,247	6,260	6,274	6,285	6,291	6,291	6,332

Total residential real estate loans	27,376	27,511	27,744	25,989	26,020	24,745	23,286	23,463	24,425	30,203	30,706	31,368	31,842
Home equity lines of credit	13,985	14,217	14,376	14,115	14,707	14,721	14,861	15,104	15,401	15,696	15,784	16,798	17,070
Credit card and other unsecured lines of credit	3,105	2,986	2,953	3,046	3,061	2,859	2,803	2,747	2,710	2,645	2,610	2,577	2,529
Other consumer	5,392	5,458	5,467	5,498	5,484	5,462	5,253	5,358	5,393	5,283	5,234	5,902	6,033

Total portfolio loans	$99,924	$99,561	$99,367	$97,249	$97,885	$95,062	$91,976	$92,297	$93,313	$99,095	$99,672	$101,472	$101,769

Loans held for sale or securitization:
Commercial	$42	$31	$43	$38	$35	$33	$35	$36	$44	$52	$50	$100	$66
Commercial real estate	210	181	120	149	250	91	39	172	167	92	90	107	108
Residential real estate:
National City Mortgage	7,746	7,216	6,450	6,279	6,283	5,843	5,547	5,513	5,395	5,674	5,830	5,850	5,825
First Franklin(1)	—	—	96	1,671	1,703	5,571	8,936	9,571	9,099	3,799	3,745	3,133	2,693
National Home Equity	1,836	1,511	879	926	1,306	959	581	654	1,043	775	471	652	592

Total residential real estate loans held for sale	9,582	8,727	7,425	8,876	9,292	12,373	15,064	15,738	15,537	10,248	10,046	9,635	9,110
Credit card loans	—	—	260	425	425	253	—	—	—	—	—	—	—
Home equity lines of credit	2,986	2,555	2,121	2,789	3,109	2,682	2,236	3,509	3,289	2,928	2,736	3,746	3,574
Student loans	1	1	—	—	—	1	4	8	14	18	12	4	3

Total loans held for sale or securitization	$12,821	$11,495	$9,969	$12,277	$13,111	$15,433	$17,378	$19,463	$19,051	$13,338	$12,934	$13,592	$12,861

LIABILITIES
Deposits:
Noninterest bearing	$16,726	$17,034	$17,604	$16,268	$16,566	$17,101	$16,507	$16,473	$16,593	$16,804	$16,818	$16,960	$16,861
NOW and money market accounts	33,368	33,857	33,394	32,549	31,800	30,343	29,370	28,895	28,819	28,842	28,771	28,865	28,731
Savings accounts	2,338	2,406	2,477	2,459	2,366	1,889	1,790	1,820	1,854	1,895	1,960	2,012	2,038
Consumer time	25,031	24,884	24,629	24,459	24,338	23,641	22,198	22,096	22,049	22,025	21,826	21,671	21,534

Core deposits	77,463	78,181	78,104	75,735	75,070	72,974	69,865	69,284	69,315	69,566	69,375	69,508	69,164
Other	3,395	3,568	3,641	3,952	4,179	4,320	4,375	4,714	5,278	5,259	5,095	5,249	6,167
Foreign	9,372	7,440	7,261	7,575	7,968	7,840	10,147	10,042	8,933	9,232	8,469	8,696	7,383

Total deposits	$90,230	$89,189	$89,006	$87,262	$87,217	$85,134	$84,387	$84,040	$83,526	$84,057	$82,939	$83,453	$82,714

Federal funds borrowed and security repurchase agreements	$6,567	$6,031	$5,288	$5,264	$4,681	$6,405	$7,100	$8,356	$7,903	$6,625	$6,130	$5,759	$4,773
Borrowed funds	3,062	2,588	1,264	1,232	1,223	1,290	2,098	2,428	2,168	1,846	1,772	2,373	3,602
Long-term debt	22,883	23,297	24,233	25,018	26,229	26,251	25,839	25,566	27,451	29,132	31,648	32,925	32,940

Memo:
Noninterest bearing escrow balances	$3,759	$3,620	$3,448	$3,379	$3,329	$4,004	$4,169	$4,037	$4,129	$4,273	$4,343	$4,218	$4,006
Interest bearing escrow balances	153	155	157	153	150	135	136	131	128	134	148	144	139
Noninterest bearing deposits excluding escrow balances	12,967	13,414	14,156	12,889	13,237	13,097	12,338	12,436	12,464	12,531	12,475	12,742	12,855
Core deposits excluding escrow balances	73,551	74,406	74,499	72,203	71,591	68,835	65,560	65,116	65,058	65,159	64,884	65,146	65,019

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CREDIT QUALITY STATISTICS
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$8	$14	$27	$4	$3	$25	$10	$5	$24	$9	$4	$9	$15
Commercial construction	—	—	1	—	—	6	—	2	1	—	—	—	—
Commercial real estate	1	1	2	1	—	5	(1)	2	1	—	1	6	1
Residential real estate	25	10	48	12	12	25	14	13	47	21	14	19	15
Home equity lines of credit	8	6	1	9	13	12	7	4	8	7	5	5	5
Credit card and other unsecured lines of credit	9	9	11	12	12	10	8	8	7	7	6	7	7
Other consumer	4	4	5	5	4	5	5	5	4	4	4	3	4

Total charge-offs	55	44	95	43	44	88	43	39	92	48	34	49	47

Recoveries:
Commercial	3	3	5	2	4	5	4	4	6	3	6	5	3
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial real estate	1	4	1	—	—	1	—	2	1	1	—	—	—
Residential real estate	14	5	1	2	2	4	4	6	10	7	6	7	7
Home equity lines of credit	2	2	3	2	1	1	1	2	2	2	1	2	2
Credit card and other unsecured lines of credit	1	1	2	2	1	1	1	1	1	1	1	2	1
Other consumer	2	2	2	2	3	1	2	2	2	2	5	3	6

Total recoveries	23	17	14	10	11	13	12	17	22	16	19	19	19

Net charge-offs	$32	$27	$81	$33	$33	$75	$31	$22	$70	$32	$15	$30	$28

NONPERFORMING ASSETS
Commercial	$104	$109	$120	$134	$123	$124	$152	$146	$142	$157	$189	$178	$154
Commercial construction	63	53	51	43	37	38	44	55	55	36	35	36	37
Commercial real estate	115	124	118	115	109	111	96	103	97	102	106	108	112
Residential real estate:
National City Mortgage	94	100	97	97	82	77	82	82	79	75	81	82	85
First Franklin (1)	82	82	68	68	67	65	65	59	62	61	61	60	63
Other(2)	58	79	82	85	94	85	82	31	35	25	22	25	26

Total real estate - residential	234	261	247	250	243	227	229	172	176	161	164	167	174

Total nonperforming portfolio loans	516	547	536	542	512	500	521	476	470	456	494	489	477
Other real estate owned (OREO):
Commercial	—	—	—	—	1	1	—	—	—	—	1	2	2
Residential real estate:
National City Mortgage	108	114	112	113	107	105	89	90	88	84	82	78	83
First Franklin (1)	145	140	145	95	98	116	122	111	104	99	90	84	79
Other	—	—	—	9	6	4	4	4	3	4	3	1	2

Total real estate - residential	253	254	257	217	211	225	215	205	195	187	175	163	164

Other	6	6	6	6	6	3	1	1	2	2	2	2	2
Total OREO	259	260	263	223	218	229	216	206	197	189	178	167	168
Mortgage loans held for sale and other	1	1	2	7	6	3	24	23	22	16	14	11	13

Total Nonperforming Assets	$776	$808	$801	$772	$736	$732	$761	$705	$689	$661	$686	$667	$658

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$47	$28	$46	$28	$27	$31	$48	$46	$73	$36	$28	$51	$21
Commercial construction	27	12	9	2	7	9	14	5	10	9	15	—	1
Commercial real estate	42	20	31	21	22	18	22	14	16	23	22	17	13
Residential real estate:
National City Mortgage and other	230	200	191	166	156	141	141	126	137	135	115	109	113
First Franklin (1)	624	638	644	581	565	567	582	508	501	460	454	407	389

Total real estate - residential	854	838	835	747	721	708	723	634	638	595	569	516	502

Home equity lines of credit	31	49	47	49	44	37	41	38	24	25	21	21	19
Credit card and other unsecured lines of credit	30	29	35	37	37	35	31	29	24	23	21	21	22
Other consumer	9	8	10	10	11	11	10	11	11	9	8	8	8
Mortgage loans held for sale and other	32	18	19	117	108	89	81	73	53	50	45	40	25

Total Loans 90+ Days Past Due	$1,072	$1,002	$1,032	$1,011	$977	$938	$970	$850	$849	$770	$729	$674	$611

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Includes loans to residential real estate developers whose loans are collateralized by real estate.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share data)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

COMMON STOCK ROLLFORWARD
Beginning balance	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5
Shares issued under stock award plans	.1	.5	1.4	2.2	2.2	.4	.6	1.0	.6	.2	.6	.9	1.9
Shares issued for acquisitions	—	—	—	—	13.7	29.5	—	—	—	—	—	—	—
Shares repurchased under repurchase authorizations(1)	(9.7)	(20.1)	(55.2)	—	—	—	—	(.6)	(2.0)	(1.7)	(.6)	(5.6)	(1.2)
Shares exchanged for stock award plans	(.1)	(.1)	(.6)	(.4)	(.2)	(.1)	(.2)	(.1)	—	(.1)	(.2)	(.1)	(.3)

Ending balance	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	9.7	20.1	55.2	—	—	—	—	.6	2.0	1.7	.6	5.6	1.2
Average price per share of repurchased common shares	$35.86	$36.76	$38.30	—	—	—	—	$37.02	$36.21	$36.32	$36.31	$36.12	$37.00
Total cost	$349.3	$740.1	$2,113.7	—	—	—	—	$22.7	$71.1	$62.4	$22.3	$204.3	$44.4
Common shares remaining under authorization(2)	38.8	48.5	28.6	43.5	43.5	43.5	13.5	13.5	14.1	16.1	17.8	18.4	24.0

Shares outstanding:
Average basic	569.6	583.2	605.2	648.2	643.3	631.2	602.4	601.8	602.7	603.7	605.1	608.9	610.3
Average diluted	577.3	591.6	613.7	657.6	651.9	640.0	611.2	610.7	611.0	611.9	613.3	617.5	619.4

(1)	March 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(2)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

Line of business staff:
Retail Banking	13,469	13,412	13,359	13,320	13,369	12,843	12,371	12,323	12,389	12,412	12,438	12,407	12,121
Commercial Banking-Regional	1,892	1,877	1,892	1,887	1,881	1,813	1,810	1,819	1,820	1,830	1,783	1,801	1,807
Commercial Banking-National	594	595	600	591	591	581	597	588	579	586	586	572	576
Mortgage Banking:
National City Mortgage	7,182	7,226	6,968	6,975	6,950	6,890	6,843	6,764	6,837	6,860	6,937	7,088	7,268
National Home Equity	459	448	417	408	405	404	406	408	408	405	406	439	438

Total Mortgage Banking	7,641	7,674	7,385	7,383	7,355	7,294	7,249	7,172	7,245	7,265	7,343	7,527	7,706
Asset Management	1,518	1,520	1,532	1,514	1,518	1,513	1,508	1,501	1,489	1,508	1,516	1,521	1,529

Corporate support staff(2)(3)	7,212	7,245	7,543	7,582	7,532	7,226	10,216	10,073	10,099	10,090	10,072	10,123	10,044

Total Employees	32,326	32,323	32,311	32,277	32,246	31,270	33,751	33,476	33,621	33,691	33,738	33,951	33,783

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

Average Total Deposits(1)(2)	$63,786	$63,814	$63,025	$62,154	$61,280	$56,932	$56,486	$56,102	$56,096	$56,081	$56,139	$56,220	$55,723

DEPOSIT ACCOUNT METRICS(1)(2)(3)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,354	$3,524	$3,444	$3,345	$3,219	$2,997	$2,916	$2,935	$3,004	$2,988	$3,058	$3,095	$3,123
Number of accounts(4)	$1,782	1,779	1,746	1,678	1,682	1,685	1,689	1,696	1,706	1,712	1,703	1,701	1,695

Interest Bearing Checking
Average total balance	$8,925	$9,218	$9,013	$8,829	$8,765	$8,256	$8,077	$7,993	$8,029	$8,036	$8,072	$8,132	$8,107
Number of accounts(4)	$1,176	1,180	1,164	1,150	1,138	1,127	1,122	1,113	1,101	1,088	1,068	1,054	1,036

Money Market Savings
Average total balance	$15,809	$15,574	$15,396	$15,052	$14,714	$14,044	$13,860	$13,741	$13,709	$13,751	$13,760	$13,820	$13,771
Number of accounts(4)	$1,109	1,065	1,014	1,015	989	972	960	949	937	920	893	878	858

Regular savings
Average total balance	$2,029	$2,066	$2,069	$2,058	$1,996	$1,532	$1,555	$1,580	$1,605	$1,652	$1,717	$1,764	$1,793
Number of accounts(4)	$559	567	543	519	526	534	540	547	556	563	574	583	591

Business Deposits:
Average total balance	$8,630	$8,563	$8,486	$8,409	$8,305	$7,869	$7,878	$7,805	$7,760	$7,701	$7,634	$7,657	$7,516
Number of accounts(4)	$438	436	416	406	404	405	405	404	402	401	398	396	394

Time Deposits:
Average total balance	$24,180	$24,010	$23,743	$23,579	$23,478	$21,480	$21,465	$21,368	$21,301	$21,286	$21,099	$20,949	$20,759
Number of accounts(4)	$1,111	1,106	1,081	1,055	1,051	1,055	1,061	1,055	1,059	1,059	1,052	1,042	1,031

CONSUMER LOAN PRODUCTION METRICS (# of loans)(3)(5)
Installment loan originations:
Home equity(6)	2,440	2,191	2,116	1,992	1,608	1,718	2,124	2,337	2,110	3,074	2,531	2,491	2,421
Other(7)	2,868	2,654	2,487	1,591	1,943	1,814	2,126	2,137	1,912	2,331	2,098	2,057	2,264
Home equity and other lines of credit	7,493	6,833	6,825	5,387	4,911	5,355	5,833	6,547	6,550	6,720	5,087	6,541	6,577

Total consumer loan originations	12,801	11,678	11,428	8,970	8,462	8,887	10,083	11,021	10,572	12,125	9,716	11,089	11,262

BANK BRANCHES AND OTHER(1)
Total bank branches	1,358	1,358	1,357	1,361	1,357	1,303	1,254	1,254	1,253	1,254	1,248	1,245	1,243
ATMs	2,096	2,098	2,098	2,092	2,088	2,013	1,965	1,964	1,960	1,957	1,960	1,968	1,967
Online banking customers	1,828,397	1,795,588	1,760,334	1,720,157	1,692,859	1,680,939	1,621,800	1,604,609	1,572,084	1,539,606	1,492,613	1,462,992	1,421,577

(1)	Includes amounts associated with the Harbor and Fidelity acquisitions.

(2)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(3)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(4)	Represents period-end number of accounts in thousands.

(5)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning April 2007.

(6)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(7)	Represents other secured installment loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$62,136	$62,186	$61,929	$62,322	$61,369	$61,805	$60,546	$60,468	$59,744	$58,736	$59,217	$61,230	$62,131
Acquisition	—	—	—	—	99	—	—	—	—	—	—	—	—
Estimated change due to market impact	1,207	1,199	541	(117)	491	28	651	698	731	963	446	(551)	(594)
Other activity, net	360	(1,249)	(284)	(276)	363	(464)	608	(620)	(7)	45	(927)	(1,462)	(307)

Value at end of period	63,703	62,136	62,186	61,929	62,322	61,369	61,805	60,546	60,468	59,744	58,736	59,217	61,230

Non-managed assets:
Value at beginning of period	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404
Acquisition	—	—	—	—	19	—	—	—	—	—	—	—	—
Estimated change due to market impact	770	1,154	606	(66)	450	744	595	423	875	8	839	(168)	(192)
Other activity, net	475	272	(421)	284	34	(1,752)	(489)	392	251	(22)	698	(204)	421

Value at end of period	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633

Total assets at end of period	$118,103	$115,291	$113,915	$113,473	$113,648	$112,192	$113,636	$112,271	$111,378	$109,528	$108,534	$107,478	$109,863

Proprietary mutual fund assets (included above)	$13,256	$12,984	$13,247	$13,089	$12,999	$12,672	$12,545	$12,036	$11,946	$11,879	$11,672	$11,848	$11,833
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

ORIGINATION AND SALES DATA
Applications(1)	$8,402	$8,070	$8,941	$6,725	$6,700	$6,214	$6,323	$6,514	$5,871	$6,462	$5,361	$5,979	$6,508

Percentage of applications represented by refinances	51%	53%	54%	55%	59%	63%	59%	58%	56%	52%	48%	46%	46%

Originations:
Retail	$2,616	$2,541	$2,508	$2,014	$2,158	$2,302	$2,162	$2,276	$2,196	$2,439	$2,225	$2,625	$2,571
Wholesale	2,145	2,176	1,887	1,432	1,834	1,669	1,429	1,539	1,225	1,318	1,030	1,343	1,336
Less: loan originations for other units (NHE) and portfolio	(428)	(384)	(389)	(333)	(363)	(377)	(409)	(431)	(398)	(402)	(366)	(404)	(408)

Total originations for sale	$4,333	$4,333	$4,006	$3,113	$3,629	$3,594	$3,182	$3,384	$3,023	$3,355	$2,889	$3,564	$3,499

Percentage of originations represented by refinances	51%	55%	54%	59%	63%	59%	56%	56%	52%	48%	47%	43%	46%

Loan Sales:
Loans sold servicing retained	$3,277	$2,673	$3,107	$2,710	$2,784	$2,377	$2,564	$2,070	$2,581	$2,325	$2,504	$2,868	$2,549
Loans sold servicing released	229	341	286	181	202	328	358	467	231	463	316	235	237

Total loan sales	$3,506	$3,014	$3,393	$2,891	$2,986	$2,705	$2,922	$2,537	$2,812	$2,788	$2,820	$3,103	$2,786

SERVICING DATA
Mortgage loans serviced for third parties	$166,014	$165,223	$164,733	$164,051	$163,377	$162,264	$161,984	$161,740	$162,202	$161,653	$160,895	$161,096	$160,652

(1)	Includes loans originated for sale and held in portfolio
NATIONAL HOME EQUITY STATISTICS
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

NATIONAL HOME EQUITY ORIGINATION DATA
Home equity lines of credit (HELOCs)(1)	$963	$875	$832	$763	$781	$817	$862	$932	$847	$936	$797	$874	$981
Home equity loans (HELOANs)(2)	665	746	600	318	374	393	403	401	333	384	333	313	283

Total originations	$1,628	$1,621	$1,432	$1,081	$1,155	$1,210	$1,265	$1,333	$1,180	$1,320	$1,130	$1,187	$1,264

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	—	$69	$633	$803	$346	—	$843	$1,132	—	$133	$1,162	$1,099	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	$348	—	399	726	—	—	227	353	—	—	516	190	—
HELOANs sold servicing released	—	—	—	—	—	—	230	247	$241	—	49	—	—

Total sales	$348	$69	$1,032	$1,529	$346	—	$1,300	$1,732	$241	$133	$1,727	$1,289	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the residential real estate loan portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

FIRST FRANKLIN(1)
Period-end portfolio balance	$7,716	$7,953	$8,217	$6,495	$6,983	$7,480	$7,903	$8,257	$8,302	$15,326	$16,000	$16,583	$17,281
Weighted-average note rate	7.98%	7.92%	7.91%	7.88%	7.83%	7.98%	7.92%	7.87%	7.83%	7.53%	7.51%	7.48%	7.45%
Weighted-average loan size	$92,875	$93,539	$94,261	$91,019	$91,761	$92,690	$93,614	$94,528	$95,025	$101,908	$102,390	$102,939	$103,645
Weighted-average credit score(2)(3)	624	627	628	628	629	629	629	635	635	644	644	645	645
First-lien weighted-average loan-to-value ratio(4)	77.23%	77.34%	77.38%	77.61%	77.63%	77.70%	77.75%	77.84%	77.92%	77.19%	77.25%	77.31%	77.37%
Net charge-offs	$8	—	$40	$6	$7	$8	$6	$3	$24	$11	$5	$5	$6
Loans 90 days past due	624	$638	642	580	564	566	580	506	500	459	452	405	387
Portfolio delinquency rate	20.97%	19.35%	20.89%	21.08%	20.82%	20.92%	18.98%	18.21%	16.84%	11.49%	10.94%	9.84%	8.95%

NATIONAL HOME EQUITY(5)
Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$5,084	$5,241	$5,424	$5,541	$5,748	$5,928	$6,156	$6,393	$6,671	$6,979	$7,270	$7,933	$8,201
Weighted-average credit score(2)(3)	730	730	729	729	729	731	731	731	731	731	731	732	732
Weighted-average cumulative loan-to-value ratio(6)	79.40%	79.51%	79.59%	79.55%	79.51%	79.54%	79.64%	79.48%	79.71%	79.62%	79.65%	79.69%	79.76%
Utilization rate	47%	47%	48%	48%	49%	49%	49%	50%	50%	50%	51%	51%	51%
Net charge-offs	$4	$1	$4	$1	$5	$7	$4	$1	$4	$3	$2	$1	$2
Loans 90 days past due	17	18	21	22	21	19	22	20	12	13	14	10	7

Home Equity Loans(HELOAN) Portfolio:
Period-end portfolio balance	$1,303	$1,302	$1,331	$1,350	$1,387	$1,412	$1,403	$1,430	$1,461	$1,503	$1,543	$1,577	$1,632
Weighted-average credit score(2)(3)	738	738	737	738	738	738	738	738	737	737	736	736	735
Weighted-average cumulative loan-to-value ratio(6)	89.26%	89.30%	89.35%	89.34%	89.37%	89.38%	89.41%	89.41%	89.43%	89.42%	89.45%	89.46%	89.45%
Net charge-offs	—	$1	$1	—	—	—	$1	—	$1	—	—	—	$1
Loans 90 days past due	$1	1	1	$1	$1	$1	1	$1	1	$1	$1	—	1

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	National Home Equity represents a division under the Mortgage Banking line of business. As a result of the originate-and-sell strategy for nonfootprint broker-sourced home equity loans and lines of credit, these portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.